                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
Information Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                    of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                              E*TRADE GROUP, INC.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                              E*TRADE GROUP, INC.
             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:
   --------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:
   --------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
   --------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:
   --------------------------------------------------------------------------

  (5) Total fee paid:
   --------------------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:
   --------------------------------------------------------------------------

  (2) Form, Schedule or Registration Statement No.:
   --------------------------------------------------------------------------

  (3) Filing Party:
   --------------------------------------------------------------------------

  (4) Date Filed:
   --------------------------------------------------------------------------

                              E*TRADE GROUP, INC.
                    Four Embarcadero Place, 2400 Geng Road
                          Palo Alto, California 94303
                                (650) 842-2500

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREOWNERS

                         To Be Held June 25, 1999

TO OUR SHAREOWNERS:

  A Special Meeting of the Shareowners (the "Meeting") of E*TRADE Group, Inc. (the "Company") will be held on Friday, June 25, 1999 at 11:00 a.m. local time, at 10951 White Rock Road, Rancho Cordova, California. The purpose of the Meeting is to consider and take action upon a proposal recommended by the Board of Directors to amend the Company's Certificate of Incorporation to increase the Company's authorized common stock, from 300 million shares to 600 million shares.

  The transfer books of the Company will not be closed prior to the Meeting but, pursuant to appropriate action by the Board of Directors, the record date for determination of the Shareowners entitled to notice of and vote at the Meeting is May 20, 1999.

  This Notice, the Proxy and Proxy Statement enclosed herewith are sent to you by order of the Board of Directors.

                                          CHRISTOS M. COTSAKOS
                                          Chairman and Chief Executive Officer

Palo Alto, California

May 26, 1999



 ALL SHAREOWNERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

                              E*TRADE GROUP, INC.

                               ----------------

                                PROXY STATEMENT

  The enclosed proxy is solicited by the Board of Directors of E*TRADE Group, Inc. (the "Company") for use at the Special Meeting of the Shareowners (the "Meeting") to be held on Friday, June 25, 1999 at 11:00 a.m. local time, at 10951 White Rock Road, Rancho Cordova, California, and any adjournment thereof. The mailing address of the executive office of the Company is Four Embarcadero Place, 2400 Geng Road, Palo Alto, California 94303. This Proxy Statement and the enclosed proxy were first furnished to Shareowners of the Company on or about May 25, 1999.

VOTING RIGHTS AND SOLICITATION

  The representation in person or by proxy of a majority of the outstanding shares entitled to vote at the Meeting is necessary to provide a quorum for the transaction of business at the Meeting. Shares can only be voted if the Shareowner is present in person or is represented by returning a properly signed proxy. Each Shareowner's vote is very important. Whether or not you plan to attend the Meeting in person, please sign and promptly return the enclosed proxy card, which requires no postage if mailed in the United States. All signed and returned proxies will be counted towards establishing a quorum for the Meeting, regardless of how the shares are voted.

  Shares represented by proxy will be voted in accordance with your instructions. You may specify your choices by marking the appropriate box on the proxy card. You may vote (i) "FOR" the proposal to amend the Company's Certificate of Incorporation, (ii) "AGAINST" the proposal or (iii) "ABSTAIN" from voting on the proposal. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the required vote on the proposal, abstentions will be treated as shares present and entitled to vote, and for purposes of determining the outcome of the vote on the proposal, have the same effect as a vote against the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" on a particular proposal will not be treated as shares present and entitled to vote on the proposal.

  The proposal to amend the Company's Certificate of Incorporation to increase the authorized Common Stock of the Company requires for approval the affirmative vote of a majority of the Company's outstanding Common Stock entitled to vote at the Meeting. Broker "non-votes" on the proposal to increase the authorized Common Stock will have the effect of a vote against the proposal.

  A Shareowner who returns a proxy may revoke it at any time before the Shareowner's shares are voted at the Meeting by written notice to the Secretary of the Company received prior to the Meeting, by executing and returning a later-dated proxy or by voting by ballot at the Meeting.

  The outstanding stock of the Company entitled to vote as of May 20, 1999, consisted of 116,741,621 shares of Common Stock. Only Shareowners of record at the close of business on May 20, 1999, are entitled to vote at the Meeting. Each share is entitled to one vote.

  The entire cost of soliciting proxies will be borne by E*TRADE. The Company has retained the services of Georgeson & Company Inc. ("Georgeson") to assist in the solicitation of proxies, Georgeson will receive a fee from the Company for services rendered of approximately $20,000 plus out-of-pocket expenses. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally, through the internet or by telephone, telegraph or special letter by officers and regular E*TRADE associates for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's Common Stock, and such persons may be reimbursed for their expenses.

Voting Electronically Via the Internet

  If your shares are registered in the name of a bank or brokerage firm you may be eligible to vote your shares electronically over the internet. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible shareowners who receive a paper copy of the annual report and proxy statement the opportunity to vote via the internet. If your bank or brokerage firm in participating in ADP's program, your voting form will provide instructions. If your voting form does not provide for voting via the internet, please complete and return the paper proxy cared in the self-addressed postage paid envelope provided.

                 PROPOSAL TO INCREASE AUTHORIZED COMMON STOCK

  The Board of Directors of the Company has approved and recommends that the Shareowners approve an amendment to the Company's Certificate of Incorporation to increase the authorized shares of the Company's common stock (the "Common Stock") from 300,000,000 shares to 600,000,000 shares. The Board of Directors of the Company believes the increase in the authorized shares is necessary to provide the Company with the flexibility to act in the future with respect to financing programs, acquisitions and other corporate purposes without the delay and expense incidental to obtaining shareowner approval each time an opportunity requiring the issuance of shares may arise.

  On May 20, 1999, the Company had 116,741,621 shares of Common Stock issued and outstanding. Also on that date, the Company had 15,096,000 shares of Common Stock subject to outstanding options under the Company's 1996 Stock Incentive Plan, including options incorporated from the predecessor plans, and 675,000 shares available for issuance under the Company's 1996 Stock Purchase Plan. These share numbers do not take account of the Company's 2-for-1 stock split effected by means of a 100% stock dividend on May 21, 1999. After accounting for the 2-for-1 stock split, substantially all of the Company's 300 million authorized shares have been issued or reserved for issuance and thus few shares would be available to the Company for use in connection with its future financing and other corporate needs.

  The lack of authorized Common Stock available for issuance would unnecessarily limit the Company's ability to pursue opportunities for future financings, acquisitions, mergers and other transactions. The Company would also be limited in its ability to effectuate future stock splits or stock dividends. The Company has considered other plans to issue additional shares of Common Stock in possible future financings. The Board of Directors believes that the increase in the authorized shares of Common Stock is necessary to provide the Company with the flexibility to pursue the types of opportunities described above without added delay and expense.

  The availability of authorized but unissued shares of Common Stock might be deemed to have the effect of preventing or discouraging an attempt by another person to obtain control of the Company, because the additional shares could be issued by the Board of Directors, which could dilute the stock ownership of such person. This proposal is not being proposed in response to a known effort to acquire control of the Company.

  The additional shares of Common Stock to be authorized by adoption of the amendment to the Certificate of Incorporation would have rights identical to the currently outstanding shares of Common Stock of the Company. Adoption of the proposed amendment to the Certificate of Incorporation would not affect the rights of the holders of currently outstanding shares of Common Stock.

  Adoption of the amendment to the Certificate of Incorporation to increase the Company's authorized Common Stock requires the vote of a majority of the outstanding shares of the Company's Common Stock. Votes, abstentions and broker non-votes will be counted as set forth above in "VOTING PROCEDURES." If the proposal is approved, the Company intends to file an amendment to the Certificate of Incorporation shortly after the Meeting. The amendment to the Certificate of Incorporation will be effective immediately upon acceptance of filing by the Secretary of the State of Delaware. The Board of Directors would be free to issue Common Stock without further action on the part of the Shareowners.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

OTHER ACTION

  Management is not aware at this time of any other matters that will be presented for action at the Meeting. Should any such matters be presented, the proxies grant power to the proxy holders to vote shares represented by the proxies in the discretion of such proxy holders.

SHAREOWNER PROPOSALS

  Proposals of Shareowners intended to be presented at the 2000 Annual Meeting of Shareowners must be received by the Company for inclusion in the Proxy Statement and form of proxy relating to that meeting no later than September 18, 1999. The proposal must be mailed to the Company's executive offices, 2400 Geng Road, Palo Alto, California 94303, Attention: Leonard C. Purkis. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

SOLICITATION STATEMENT

  The cost of this solicitation of proxies will be borne by the Company. Solicitation will be made primarily by mail, but regular employees of the Company may solicit proxies personally, by telephone or telegram. Brokers, nominees, custodians, and fiduciaries are requested to forward solicitation materials to obtain voting instructions from beneficial owners of stock registered in their names, and the Company will reimburse such parties for their reasonable charges and expenses in connection therewith.

                                          By order of the Board of Directors

                                          CHRISTOS M. COTSAKOS

                                          Chairman and Chief Executive Officer

Palo Alto, California

May 26, 1999

                          FOURTH AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION
                                      OF
                              E*TRADE GROUP, INC.

  FIRST. The name of the corporation is E*TRADE Group, Inc. (the
"Corporation").

  SECOND. The address of its registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

  THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

  FOURTH. (a) The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that the corporation is authorized to issue is Six Hundred One Million (601,000,000) shares. Six Hundred Million (600,000,000) shares shall be Common Stock, $0.01 par value per share. One Million (1,000,000) shares shall be Preferred Stock, $0.01 par value.

    (b) The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized, in the resolution or resolutions providing for the issuance of any wholly unissued series of Preferred Stock, to fix, state and express the powers, rights, designations, preferences, qualifications, limitations and restrictions thereof, including without limitation: the rate of dividends upon which and the times at which dividends on shares of such series shall be payable and the preference, if any, which such dividends shall have relative to dividends on shares of any other class or classes or any other series of stock of the Corporation; whether such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which dividends on shares of such series shall be cumulative; the voting rights, if any, to be provided for shares of such series; the rights, if any, which the holders of shares of such series shall have in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation; the rights, if any, which the holders of shares of such series shall have to convert such shares into or exchange such shares for shares of stock of the Corporation, and the terms and conditions, including price and rate of exchange of such conversion or exchange; and the redemption rights (including sinking fund provisions), if any, for shares of such series; and such other powers, rights, designations, preferences, qualifications, limitations and restrictions as the Board of Directors may desire to so fix. The Board of Directors is also expressly authorized to fix the number of shares constituting such series and to increase or decrease the number of shares of any series prior to the issuance of shares of that series and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not to decrease such number below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

  FIFTH. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is authorized to make, alter or repeal any or all of the Bylaws of the Corporation; provided, however, that any Bylaw amendment adopted by the Board of Directors increasing or reducing the authorized number of Directors shall require the affirmative vote of two-thirds of the total number of Directors which the Corporation would have if there were no vacancies. In addition, new Bylaws may be adopted or the Bylaws may be amended or repealed by the affirmative vote of at least 66 2/3 percent of the combined voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

  Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 66 2/3 percent of the combined voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, change, amend, repeal or adopt any provision inconsistent with, this Article FIFTH.

  SIXTH. (a) Any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing of such stockholders.

    (b) Special meetings of stockholders of the Corporation may be called only by the (i) Chairman of the Board of Directors, (ii) President, (iii) Chairman or the Secretary at the written request of a majority of the total number of Directors which the Corporation would have if there were no vacancies upon not fewer than 10 or more than 60 days' written notice, or (iv) holders of shares entitled to cast not less than 10 percent of the votes at such special meeting upon not fewer than 10 nor more than 60 days' written notice. Any request for a special meeting of stockholders shall be sent to the Chairman and the Secretary and shall state the purposes of the proposed meeting. Special meetings of holders of the outstanding Preferred Stock may be called in the manner and for the purposes provided in the resolutions of the Board of Directors providing for the issue of such stock. Business transacted at special meetings shall be confined to the purpose or purposes stated in the notice of meeting.

    (c) Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 66 2/3% of the combined voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, change, amend, repeal or adopt any provision inconsistent with, this Article SIXTH.

  SEVENTH. (a) The number of Directors which shall constitute the whole Board of Directors of this corporation shall be as specified in the Bylaws of this corporation, subject to this Article SEVENTH.

    (b) The Directors shall be classified with respect to the time for which they severally hold office into three classes designated Class I, Class II and Class III, as nearly equal in number as possible, as shall be provided in the manner specified in the Bylaws of the Corporation. Each Director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which the Director was elected; provided, however, that each initial Director in Class I shall hold office until the annual meeting of stockholders in 1999, each initial Director in Class II shall hold office until the annual meeting of stockholders in 1998, and each initial Director in Class III shall hold office until the annual meeting of stockholders in 1997. Notwithstanding the foregoing provisions of this Article SEVENTH, each Director shall serve until his successor is duly elected and qualified or until his death, resignation or removal.

    (c) In the event of any increase or decrease in the authorized number of Directors, (i) each Director then serving as such shall nevertheless continue as a Director of the class of which he is a member until the expiration of his current term, or his early resignation, removal from office or death, and (ii) the newly created or eliminated directorship resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of Directors so as to maintain such classes as nearly equally as possible.

    (d) Any Director or the entire Board of Directors may be removed by the affirmative vote of the holders of at least 66 2/3 percent of the combined voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

    (e) Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 66 2/3% of the combined voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, change, amend, repeal or adopt any provision inconsistent with, this Article SEVENTH.

  EIGHTH. (a) 1. In addition to any affirmative vote required by law, any Business Combination (as hereinafter defined) shall require the affirmative vote of at least 66 2/3% of the combined voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class (for purposes of this Article EIGHTH, the "Voting Shares"). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified by law or in any agreement with any national securities exchange or otherwise.

      2. The term "Business Combination" as used in this Article EIGHTH shall mean any transaction which is referred to in any one or more of the following clauses (A) through (E):

        (A) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with or into (i) any Interested Stockholder (as hereinafter defined) or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) or Associate (as hereinafter defined) of an Interested Stockholder; or

        (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of related transactions) to or with, or proposed by or on behalf of, any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder, of any assets of the Corporation or any Subsidiary constituting not less than five percent of the total assets of the Corporation, as reported in the consolidated balance sheet of the Corporation as of the end of the most recent quarter with respect to which such balance sheet has been prepared; or

        (C) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of related transactions) of any securities of the Corporation or any Subsidiary to, or proposed by or on behalf of, any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) constituting not less than five percent of the total assets of the Corporation, as reported in the consolidated balance sheet of the Corporation as of the end of the most recent quarter with respect to which such balance sheet has been prepared; or

        (D) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation, or any spin-off or split-up of any kind of the Corporation or any Subsidiary, proposed by or on behalf of an Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

        (E) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any similar transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the percentage of the outstanding shares of (i) any class of equity securities of the Corporation or any Subsidiary or (ii) any class of securities of the Corporation or any Subsidiary convertible into equity securities of the Corporation or any Subsidiary, represented by securities of such class which are directly or indirectly owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder.

    (b) The provisions of section (a) of this Article EIGHTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law and any other provision of this Certificate of Incorporation, if such Business Combination has been approved by two-thirds of the whole Board of Directors.

    (c) For the purposes of this Article EIGHTH:

      1. A "person" shall mean any individual, firm, corporation or other entity.

      2. "Interested Stockholder" shall mean, in respect of any Business Combination, any person (other than the Corporation or any Subsidiary) who or which, as of the record date for the determination of stockholders entitled to notice of and to vote on such Business Combination, or immediately prior to the consummation of any such transaction

        (A) is or was, at any time within two years prior thereto, the beneficial owner, directly or indirectly, of 10 percent or more of the then outstanding Voting Shares, or

        (B) is an Affiliate or Associate of the Corporation and at any time within two years prior thereto was the beneficial owner, directly or indirectly, of 10 percent or more of the then outstanding Voting Shares, or

        (C) is an assignee of or has otherwise succeeded to any shares of capital stock of the Corporation which were at any time within two years prior thereto beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction, or series of transactions, not involving a public offering within the meaning of the Securities Act of 1933, as amended.

      3. A "person" shall be the "beneficial owner" of any Voting Shares

        (A) which such person or any of its Affiliates and Associates (as hereinafter defined) beneficially own, directly or indirectly, or

        (B) which such person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding, or

        (C) which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purposes of acquiring, holding, voting or disposing of any shares of capital stock of the Corporation.

      4. The outstanding Voting Shares shall include shares deemed owned through application of paragraph 3 above but shall not include any other Voting Shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise.

      5. "Affiliate" and "Associate" shall have the respective meanings given those terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on the date of adoption of this Certificate of Incorporation (the "Exchange Act").

      6. "Subsidiary" shall mean any corporation of which a majority of any class of equity security (as defined in Rule 3a11-1 of the General Rules and Regulations under the Exchange Act) is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in paragraph 2 of this section (c) the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

    (d) A majority of the directors shall have the power and duty to determine for the purposes of this Article EIGHTH on the basis of information known to them, (1) whether a person is an Interested Stockholder, (2) the number of Voting Shares beneficially owned by any person, (3) whether a person is an Affiliate or Associate of another, (4) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in paragraph 3 of section (c), or (5) whether the assets subject to any Business Combination or the consideration received for the issuance or transfer of securities by the Corporation or any Subsidiary constitutes not less than five percent of the total assets of the Corporation.

    (e) Nothing contained in this Article EIGHTH shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

    (f) Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 66 2/3 percent of the combined voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, change, amend, repeal or adopt any provision inconsistent with, this Article EIGHTH.

  NINTH. This Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

  TENTH. A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (1) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the General Corporation Law of Delaware, or (4) for any transaction from which the Director derived any improper personal benefit. If the General Corporation Law of Delaware is hereafter amended to authorize, with the approval of a corporation's stockholders, further reductions in the liability of a corporation's directors for breach of fiduciary duty, then a Director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of Delaware as so amended. Any repeal or modification of the foregoing provisions of this Article TENTH by the stockholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification.

--------------------------------------------------------------------------------


        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              E*TRADE GROUP, INC.

KATHY LEVINSON and LEONARD C. PRUKIS, or either of them, are hereby appointed as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution) to represent and to vote all shares of capital stock of E*TRADE Group, Inc. (the "Company") which the undersigned is entitled to vote at the Company's Special Meeting of Shareowners on June 25, 1999, and at any adjournments or postponements thereof.

The Board of Directors recommends a vote FOR Proposal 1. This Proxy will be voted as directed, or, if no direction is indicated, will be voted FOR Proposal 1 and, at the discretion of the persons named as proxies, upon such other matters as may properly come before the meeting. This proxy may be revoked at any time before it is voted.

           (Continued and to be signed and dated on reverse side)

Instructions for Voting Your Proxy

E*Trade Group, Inc. is offering shareowners three alternative ways of voting your proxies:

  *By Telephone (using a touch-tone telephone)  *Through the Internet (using a
                  browser)   *By Mail (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

----------------
TELEPHONE VOTING  Available only until 5:00 p.m. New York time on June 24,
----------------
1999

  . This method of voting is available for residents of the U.S. only.

  . On a touch tone telephone, call TOLL FREE 1-800-644-5834, 24 hours a day, 7 days a week

  . You will be asked to enter ONLY the control number shown below

  . Your vote will be confirmed and cast as you directed

---------------
INTERNET VOTING  Available only until 5:00 p.m. New York time on June 24, 1999
---------------

  . Visit our Internet voting website at http://cybervote.georgeson.com

  . Enter the Company Number AND 12-digit Control Number shown below and follow the instructions on your screen

  . You will incur only your usual Internet charges, if applicable.

--------------
VOTING BY MAIL
--------------

  . Simply mark, sign and date your proxy card and return it in the postage-paid envelope

  . If you vote by telephone or the Internet, please do not mail your proxy card.

The Special Meeting of Shareowners will be held at 11:00 a.m., Pacific time, on June 25, 1999 at (location of meeting).

            --------------                          --------------
            COMPANY NUMBER                          CONTROL NUMBER
            --------------                          --------------


               TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
    Please mark
[X] votes as in
    this example.

         The Board of Directors recommends a vote "FOR" Proposal 1.

1. Proposal to amend the Company's Certificate of        FOR  AGAINST  ABSTAIN
   Incorporation to increase the number of authorized    [ ]    [ ]      [ ]
   shares of Common Stock.

2. Transaction at any other business which may properly come before the meeting and any adjournment or postponement thereof.


                                        DATE____________________________, 1999

                                        ______________________________________
                                                     (Signature)

                                        ______________________________________
                                              (Signature if held jointly)

                                        (Please sign exactly as shown on your
                                        stock certificate and on the envelope
                                        in which this proxy was mailed. When
                                        signing as partner, corporate officer,
                                        attorney, executor, administrator,
                                        trustee, guardian or in any other
                                        representative capacity, give full
                                        title as such and sign your own name as
                                        well, if stock is held jointly, such
                                        joint owner should sign.)


  PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY, USING THE
                             ENCLOSED ENVELOPE.